                                                                  Exhibit 10.1


==============================================================================



                 AMENDMENT NO. 1 TO THE PARTICIPATION AGREEMENT


                          Dated as of October 31, 1997


                      (amending the Participation Agreement
                         dated as of December 13, 1995)


                                     between


                               FORE SYSTEMS, INC.,

                  as Lessee, Guarantor, and Construction Agent


                            WILMINGTON TRUST COMPANY,
            not in its individual capacity, but solely as trustee of
                           BRUSH CREEK BUSINESS TRUST,

                       as Lessor and Certificate Trustee,


                    MELLON FINANCIAL SERVICES CORPORATION #4,
                 as Certificate Purchaser and Tranche B Lender,

                            as Certificate Purchaser

                                       and

                               MELLON BANK, N.A.,

                   as Construction Lender and Tranche A Lender




==============================================================================

                 AMENDMENT NO. 1 TO THE PARTICIPATION AGREEMENT


         THIS AMENDMENT NO. 1 TO THE PARTICIPATION AGREEMENT dated as of
October 31, 1997 (this "Amendment"), among FORE SYSTEMS, INC., a Delaware corporation, as Lessee, Guarantor and Construction Agent; WILMINGTON TRUST COMPANY, not in its individual capacity, except as expressly stated herein, but solely as trustee of BRUSH CREEK BUSINESS TRUST, a Delaware business trust, as Lessor and Certificate Trustee; MELLON FINANCIAL SERVICES CORPORATION #4, a Pennsylvania corporation, as the Certificate Purchaser and Tranche B Lender; and MELLON BANK, N.A., a national banking association ("Mellon"), as Construction Lender and Tranche A Lender,


                              W I T N E S S E T H:

         WHEREAS, Lessor, the Tranche A Lender and the Tranche B Lender intend to enter into a certain Amended and Restated Term Loan Agreement, dated as of October 31, 1997;

         WHEREAS, the Guarantor entered into a certain Confirmation of Guaranty, dated as of October 31, 1997 (the "Confirmation of Guaranty") whereby the Guarantor will confirm that the Guaranty remains in full force and effect;

         WHEREAS, FORE Systems Holding Corporation entered into a certain Amendment No. 1 to the Guaranty Agreement, dated as of October 31, 1997 (the "Amendment of Guaranty Agreement") whereby (among other matters) FORE Systems Holding Corporation will confirm that the Guaranty Agreement remains in full force and effect;

         NOW, THEREFORE, in consideration of the mutual terms and conditions herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         SECTION I.1. Use of Defined Terms; Rules of Usage. Unless otherwise defined or the context otherwise requires, terms for which meanings are provided in Appendix I to the Participation Agreement shall have such meanings when used in this Amendment. The rules of interpretation set forth in Appendix I to the Participation Agreement shall apply to this Amendment.

         SECTION I.2. Certain Defined Terms. The following terms (whether or not underscored) when used in this Amendment, including its preamble and recitals, shall, except where the context otherwise requires, have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

         "Amended and Restated Pledge and Security Agreement" means the Amended and Restated Pledge and Security Agreement, dated as of October 31, 1997, among the Pledgor, the Tranche A Lender, FORE, and Mellon Bank N.A., as custodian thereunder (amending and restating the Pledge and Security Agreement).

         "Amendment" is defined in the preamble.

         "Amendment of Guaranty Agreement" is defined in the recitals.

         "Confirmation of Guaranty" is defined in the recitals.

         "Participation Agreement" means that certain participation agreement dated as of December 13, 1995, entered into by and among FORE Systems, Inc., a Delaware corporation, as lessee, guarantor and construction agent; Wilmington Trust Company, not in its individual capacity, except as expressly stated herein, but solely as trustee of Brush Creek Business Trust, a Delaware business trust, as lessor and certificate trustee; Mellon Financial Services Corporation #4, a Pennsylvania corporation, as the Certificate Purchaser; and Mellon Bank, N.A., a national banking association, as construction lender.

                                   ARTICLE II

                                   AMENDMENTS

         SECTION II.1. Amendments to Appendix I to the Participation Agreement.

         (a) The following definitions contained in Appendix I of the Participation Agreement are hereby amended and restated to read in their entirety as follows:

                  "Alternate Base Rate" means, for any period, an interest rate per annum equal to the sum of (i) the Federal Funds Effective Rate most recently determined by the Lender plus .50% and (ii) in respect of a determination relative to any Certificate, the Certificate Margin. If the aforesaid rate changes from time to time after the date of the Loan Agreement, the Alternate Base Rate shall be automatically increased or decreased, if appropriate and as the case may be, without notice to the Lessee or the Lessor, as of the effective time of each change, provided that the Lender shall endeavor to notify the Lessee of any such change but shall have no liability for any failure to do so.

                  "Applicable Margin" means with respect to Tranche A Loans, 1/2 of 1%.

                  "Base Date" means October 31, 1997.

                  "Default" means any event or condition which, with the lapse of time or the giving of notice, or both, would constitute an Event of Default or a Loan Agreement Event of Default.

                  "Eurodollar Rate" means with respect to each day during the applicable Interest Period, the rate per annum determined by the Tranche A Lender by dividing (the resulting quotient to be rounded upward to the nearest 1/100 of 1%) (a) the rate of interest (which shall be the same for each day in such Interest Period) determined in good faith by the Tranche A Lender in accordance with its usual procedures (which determination shall be conclusive absent manifest error) to be the average of the rates per annum for deposits in Dollars offered to major money center banks in the London interbank market at approximately 11:00 a.m., London time, two Business Days prior to the first day



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


of such Interest Period for delivery on the first day of such Interest Period in amounts comparable to the proposed Tranche A Loan (or, if there are no such comparable amounts actively traded, the smallest amounts actively traded) and having maturities comparable to such Interest Period, by (b) a number equal to
1.00 minus the Eurocurrency Reserve Requirements. The "Eurodollar Rate" may also be expressed by the following formula:

                  [average of the rates offered to major money] [center banks in the London interbank market]
Eurodollar Rate = [as determined by the Tranche A Lender as set
                  forth above                                 ]
                  ---------------------------------------------
                  [1.00 - Eurocurrency Reserve Requirements   ]

                  "Interest Period" means, with respect to any Construction Loan and on and prior to the Refinancing, the Certificate:

                  (a) initially, the period commencing on the funding with respect to such Construction Loan and Certificate and ending on the tenth Business Day of the next succeeding month;

                  (b) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such Loan and Certificate and ending (x) in the case of Eurodollar Rate Construction Loans and Certificate any month from one, two, three, six, nine and twelve months thereafter, and (y) in the case of Mellon Bank Cost of Funds Construction Loans and Certificate, any month from one month to twenty-four months thereafter; and

with respect to the Tranche A Loan on and after the Refinancing Funding Date:

                  (c) the period commencing on the date the Tranche A Note is deemed to be issued or continued as, or converted into, a Eurodollar Rate Loan and ending on the date which numerically corresponds to such date six months thereafter (or, if such month has no numerically corresponding day, then on the last Business Day of such month);

provided that, the foregoing provisions relating to Interest


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


Periods are subject to the following:

                  (i) if any Interest Period would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Business Day;

                  (ii) any Interest Period that would otherwise extend beyond the Construction Loan Expiration Date or the Maturity Date, as the case may be, shall end on the Construction Loan Expiration Date or Maturity Date, as applicable;

                  (iii) the Lessee shall select Interest Periods so as not to require a payment or prepayment of any Construction Loan during an Interest Period for such Construction Loan; and

                  (iv) any Interest Period in respect of a Certificate shall end on the date the Refinancing is consummated.

                  "Loan Agreement Event of Default" means a Construction Loan Agreement Event of Default, an Allegheny Loan Agreement Event of Default or a Refinancing Loan Agreement Event of Default.

                  "Marketable Collateral" means (i) direct obligations of the United States of America and agencies guaranteed by the United States government having a final maturity of 30 months or less from the date of purchase thereof;
(ii) direct obligations of any corporation or finance company incorporated or doing business in the United States of America having a final maturity of 30 months or less from the date of purchase and a rating assigned to such corporate bonds of Aa2 or better by Moody's and AA or better by S&P, (iii) direct obligations of any city, state or county and agencies of any such city, state or county guaranteed by the city, state or county government having a final maturity of 30 months or less from the date of purchase thereof and having a rating assigned to such municipal bonds of Aa2 or better by Moody's and AA or better by S&P; (iv) a certificate of deposit issued by Mellon Bank; or (v) cash.


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


                  "Note" is defined in Section 2.3 of the Construction Loan Agreement and after the Refinancing Funding Date, a note issued under the Amended and Restated Term Loan Agreement.

                  "Pledge and Security Agreement" means, as applicable, either:
(i) the Amended and Restated Pledge and Security Agreement among Pledgor, the Tranche A Lender, FORE and Mellon Bank, as custodian; or (ii) the Pledge and Security Agreement-B (Refinancing), dated as of October 31, 1997, among the Pledgor, the Tranche B Lender, FORE and Mellon Bank, as custodian thereunder (the "Pledge and Security Agreement-B (Refinancing)").

                  "Operative Documents" means the following:

                    (a)  the Participation Agreement;
                    (b)  the Lease;
                    (c)  the Trust Agreement;
                    (d)  the Certificate;
                    (e)  the Construction Loan Agreement;
                    (f)  the Note;
                    (g)  the Guaranty;
                    (h)  the Pledge and Security Agreement;
                    (i)  the Assignment of Leases and Rents;
                    (j)  the Deed;
                    (k)  the Mortgage;
                    (l)  the Construction Agency Agreement;
                    (m)  the Assignment of Construction Agency Agreement;
                    (n)  the Construction Documents Assignment;
                    (o)  the Completion Guaranty;
                    (p)  the Intercreditor Agreement;
                    (q)  the Guaranty Agreement; and
                    (r)  the Pledge and Security Agreement-B (Refinancing)

                  "Refinancing Credit Facility Agreements" means the Amended and Restated Term Loan Agreement, Amendment No.1 to the Participation Agreement, Amendment No.1 to the Guaranty Agreement, the Notes, the First Amendment to Open End Mortgage and Security Agreement, the Confirmation of Guaranty, the Amended and Restated Pledge and Security Agreement, and the Pledge and Security Agreement-B (Refinancing).

                  "Refinancing Loan Balance" means as of the date of determination the Outstanding Loan Balance.

                  "Scheduled Payment Date" means (a) as to any Construction Loan bearing interest at the Alternative Base Rate, the tenth Business Day of each calendar month and the Expiration Date or, if any such day is not a Business Day, the next succeeding Business Day, (b) as to any Construction Loan bearing interest at the Mellon Prime Rate, the tenth Business Day of each calendar month during the Construction Period and the last day of the Construction Period or, if the last day of the Construction Period is not a Business Day, the next succeeding Business Day, (c) as to all other types of Construction Loans, the tenth Business Day of each calendar month during the Interest Period and the last day of each Interest Period, (d) as to any Tranche A Loan bearing interest at the Eurodollar Rate, the last day of each Interest Period, (e) as to any Tranche A Loan bearing interest at the Alternative Base Rate, the last Business Day of each calendar month and the Maturity Date and (f) as to any Tranche B Loan, each Semi-Annual Payment Date.

                  "Tranche A Commitment" is defined in Section 2.1 of the Amended and Restated Term Loan Agreement.

                  "Tranche A Loans" is defined in Section 2.1 of the Amended and Restated Term Loan Agreement.

                  "Tranche B Loans" is defined in Section 2.1 of the Amended and Restated Term Loan Agreement.

         (b) The following definitions are hereby inserted into Appendix I of the Participation Agreement in their appropriate alphabetical order:

                  "Amended and Restated Loan Agreement" means the Amended and Restated Term Loan Agreement, dated as of October 31, 1997 (amending and restating the Construction Loan Agreement among the Certificate Trustee, the Tranche A Lender and the Tranche B Lender.

                  "Board" means the Board of Governors of the Federal

Reserve System of the United States (or any successor).

                  "Borrowing Request" means a loan request and certificate duly executed by the Lessee on behalf of the Certificate Trustee, substantially in the form of Exhibit A hereto.

                  "Construction Note" is defined in Section 2.1 to the Amended and Restated Term Loan Agreement.

                  "Marketable Collateral-B" means, at any time, (i) direct obligations of the United States of America and agencies guaranteed by the United States government having a final maturity of 30 months or less from the date of purchase thereof; (ii) a certificate of deposit issued by Mellon Bank or
(iii) cash.

                  "Outstanding Loan Balance" means at any time the aggregate outstanding principal amount of the Tranche A Loans and Tranche B Loans.

                  "Refinancing Funding Date" means the date on which the Tranche B Loan is made.

                  "Refinancing Loan Agreement Event of Default" is defined in
Section 6.1(a) of the Amended and Restated Term Loan Agreement.

                  "Semi-Annual Payment Date" means the last day of each April, and October of each calendar year, commencing April 30, 1998; provided that if the Tranche A Loan bears interest at the Eurodollar Rate, prepayments of principal in respect of the Tranche A Loan shall be payable on the last day of the Interest Period ending in each April and October.

                  "Submitted Financial Statements" means the financial statements of FORE Systems, Inc. for the fiscal year ended in 1997 which were audited by Price Waterhouse, copies of which have been delivered to the Lender.

                  "Tranche B Commitment" is defined in Section 2.1 of the Amended and Restated Term Loan Agreement.

         SECTION 2.2 Amendment to Article III of the Participation Agreement.

         The following Sections 3.8 and 3.9 are added to Article III of the Participation Agreement.

         Section 3.8. Refinancing the Tranche A Loan.

         Unless a Default or Event of Default shall exist, at the request and expense of Lessee, and subject to the provisions of Section 2.3(b) of the Loan Agreement, Lessor, upon receipt of written instructions from Lessee and upon compliance with the conditions hereof shall refinance the Tranche A Loan by either: (i) issuing and selling during the Term refunding notes pursuant to and subject to the restrictions of Section 2.3(b) of the Amended and Restated Term Loan Agreement with such terms and conditions as Lessee and the new Tranche A Lender or Lenders may agree upon and, in connection therewith, use the proceeds of such issuance and sale, to prepay, (pursuant to Section 2.3(b) of the Loan Agreement) all of the Tranche A Loan then outstanding, in whole but not in part, or (ii) causing the Tranche A Lender to assign the Tranche A Loan to a commercial bank, savings and loan association, savings bank, pension plan, depository institution, insurance company, branches or agents of foreign banks, a real estate investment trust or other similar institution as the Lessee identifies and as a result of such assignment the Tranche A Lender receives par plus all accrued interest through the date of such assignment, plus all other amounts then due and payable to the selling Tranche A Lender so long as in the case of clause (i) or (ii) all of the following conditions shall have been satisfied: (a) no Default or Event of Default shall have occurred and be continuing; (b) no such refinancing shall increase or decrease the amount, or shorten or lengthen the maturity, of any scheduled payment of any outstanding principal amount thereof; (c) no such refinancing shall increase the principal amount of indebtedness then outstanding under the Tranche A Loan, provided that the interest rate charged by the lenders in connection with any such refinancing may be different from the interest rate under the Tranche A Loan; (d) no such refinancing shall contain any covenants or restrictions upon the

Lessee or any of its Affiliates which are materially more burdensome to the Lessee or any of its Affiliates than the undertakings and restrictions contained in the Operative Documents; (e) no such refinancing shall create any Liens on any property of the Lessee or any of its Affiliates except for those Liens created pursuant to the Security Documents in accordance with the terms of the Security Documents; provided however, Lessee or its Affiliates may pledge additional collateral up to a value of $5,000,000 to such new lender so long as the pledge of such additional collateral does not violate the covenants set forth in Section 10.3, it being understood that for purposes of applying Section 10.3(d), any such amount pledged to a new lender shall be treated as if it were distributed as a dividend by the Lessee to its shareholders (provided, that this subsection shall not be construed to prohibit such new Tranche A Lender from taking a first priority mortgage position as contemplated in the Intercreditor Agreement); (f) the lenders under such refinancing shall each execute an agreement, in form and substance satisfactory to the Lenders, pursuant to which such refinancing lenders shall agree to be bound by all of the obligations, terms and conditions of the Intercreditor Agreement to which the Tranche A Lender is bound and to assume all of the responsibilities, covenants and agreements of the Tranche A Lender under the Intercreditor Agreement; (g) no such refinancing shall impair the Liens, rights or benefits of the Lenders under the Refinancing Loan Documents, or any documents or agreements executed in connection therewith (provided, that this subsection shall not be construed to prohibit such new Tranche A Lender from taking a first priority mortgage position as contemplated in the Intercreditor Agreement); (h) after giving effect to any such refinancing, no Default or Event of Default shall exist; and
(i) Lessee shall cause the Pledgor under the Pledge and Security Agreement-B (Refinancing) to make an additional transfer to the Collateral Account (as defined in Pledge and Security Agreement-B (Refinancing)) in the amount required thereunder as a result of the refinancing or refunding. The parties hereto shall cooperate in the preparation and execution of any amendments, supplements and other writings reasonably requested to accomplish such refinancing, including assignments and/or release instruments, as appropriate. Lessee shall reimburse Lessor, the Tranche A Lender and Tranche B Lender for all reasonable costs and expenses (including all reasonable internal and external costs and fees of



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


the Tranche A Lender and Tranche B Lender) incurred in connection with any refinancing of the Tranche A Loan.

                  SECTION 3.9. Instructions to Certificate Trustee.

         Pursuant to Section 4.4 of the Trust Agreement (Brush Creek Business Trust) the Certificate Purchaser hereby instructs the Certificate Trustee to execute and deliver each of the Refinancing Credit Facility Agreements to which it is a party. All action taken by the Certificate Trustee in connection with this Section 3.9 is covered by the fee and indemnification provisions set forth in Section 7.1 of the Trust Agreement.

         SECTION 2.3 Amendment to Section 4.6 of the Participation
                     Agreement.

         Section 4.6 is amended to read in its entirety as follows:

         Lessee shall pay to the Certificate Purchaser, a fully-earned, non-refundable arrangement fee in the amount of $200,000, payable on January 10, 1996.


         SECTION 2.4 Amendment to Section 10.3 of the Participation
                     Agreement

         Section 10.3(c)(3) of the Participation Agreement is amended to read in its entirety as follows:

         (c)   Limitations on Indebtedness.

               (3) Consolidated Funded Indebtedness shall not at any time exceed 20% of Consolidated Shareholders' Equity.


         SECTION 2.5 Amendment to Article X of the Participation Agreement.

         The following Section 10.3.A. is added to Article X of the Participation Agreement.

         SECTION 10.3.A. Negative Covenant.

         Lessee will not, and will not permit any of its Subsidiaries to, enter into any agreement prohibiting the ability of any Subsidiary to make any payments, directly or indirectly, to the Lessee by way of dividends, advances, repayment of loans or advances, reimbursement of management and other intercompany charges, expenses and accruals or other returns on investments, or any other agreement or arrangement which restricts the ability of any such Subsidiary to make any payment, directly or indirectly, to Lessee.

         SECTION 2.6 Amendment to Article XIV of the Participation Agreement.

         The following Section 14.18 is added to Article XIV of the Participation Agreement.

         SECTION 14.18. Pledged Property. If an Event of Default (as defined in the Amended and Restated Pledge and Security Agreement) exists, the Tranche A Lender (only prior to a sale or refinancing of the Tranche A Loans under Section 3.8) shall with reasonable diligence exercise a substantial remedy in respect of the Pledged Property (unless otherwise prohibited by operation of law) before asserting any claim to a distribution under Section 3.7 of the Intercreditor Agreement.


                                   ARTICLE III

                              CONDITIONS PRECEDENT

         SECTION III.1. Conditions to Effectiveness. This Amendment shall become effective as of the date hereof (the "Effective Date") when each of the conditions precedent set forth in this Article III shall have been satisfied or waived in writing by each of the parties hereto.

         (a) Each of the conditions precedent set forth in Section 6.1(a),(b),(d), (f), (g),(h),(m), and 6.2(c),(d),(e),(f) and (l) of the
Participation Agreement, insofar as the conditions contained therein are applicable to the Refinancing, are hereby incorporated by reference into this Section as though specifically set forth herein together with all related definitions and ancillary provisions.

         SECTION 3.2. Compliance with Warranties. The representations and warranties set forth in Article IV hereof shall be true and correct.

         SECTION 3.3. Execution and Delivery of Amended and Restated Term Loan Agreement. The Amended and Restated Term Loan Agreement shall have been duly executed and delivered by the Certificate Trustee and the Lenders and the conditions to its effectiveness shall have been satisfied or waived.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

         SECTION IV.1. Guarantor's Representations and Warranties.

         The Guarantor represents and warrants to the Lenders as to all matters contained in Section 8.3 of the Participation Agreement insofar as the representations and warranties contained therein are applicable to the Guarantor and its properties, each such representation and warranty set forth in such Section (insofar as applicable as aforesaid) together with all related definitions and ancillary provisions, being incorporated into this Amendment by reference as though specifically set forth in this Section 4.1, provided however that for purposes of Section 8.3(dd) the address of the Guarantor is 1000 FORE Drive, Warrendale, PA 15086.

         SECTION 4.2. Binding Effect. This Amendment constitutes a valid and binding agreement of each of the parties hereto and each other Refinancing Loan Document executed by Certificate

Trustee, Lessee, each Lender and the Guarantor, when executed and delivered in accordance with the Amended and Restated Term Loan Agreement, will constitute valid and binding obligations of each of the parties thereto, enforceable against each party in accordance with the respective terms thereof, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the enforcement of creditors' rights generally and by general equitable principles.


                                    ARTICLE V

                            MISCELLANEOUS PROVISIONS

         SECTION V.1. Ratification of and References to the Participation Agreement. This Amendment shall be deemed to be an amendment to the Participation Agreement, and the Participation Agreement, as amended hereby, is hereby ratified, approved and confirmed in each and every respect. All references to the Participation Agreement in any Operative Document or any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Participation Agreement as amended hereby.

         SECTION V.2. Counterparts. This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

         SECTION V.3. Captions. Section captions used in this Amendment are inserted for convenience of reference only and shall not affect the construction of this Amendment or any provisions hereof.

         SECTION V.4. Governing Law; Entire Agreement. THIS AMENDMENT AND EACH OTHER OPERATIVE DOCUMENT EXECUTED IN CONNECTION HEREWITH SHALL GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES. This Amendment and the other Operative Documents executed in connection herewith constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

         SECTION V.5. Make-Whole Premium. The parties hereto agree that a Make-Whole Premium shall be payable to the Certificate Purchaser by the Trust in all circumstances in which the Trust is obligated to pay a Make-Whole Premium to the Tranche B Lender under the Amended and Restated Term Loan Agreement. Lessee acknowledges that any Make-Whole Premium payable to the Tranche B Lender or the Certificate Purchaser by the Trust shall be payable by Lessee to the Trust as Supplemental Rent; provided, however, in no event shall a Make-Whole Premium be payable as a result of an event described in Sections 15.1(a) or 15.1(b) of the Lease and as provided in Section 2.3 of the Amended and Restated Loan Agreement no prepayment penalty shall be payable for any prepayment on the Tranche A Loan.

                                   ARTICLE VI

                       INSTRUCTIONS TO CERTIFICATE TRUSTEE

         Mellon Financial Services Corporation #4, as Certificate Purchaser, hereby authorizes and directs the Certificate Trustee to enter into, execute and deliver each of the following agreements as of October 31, 1997.

         (a) Amendment No. 1 to the Participation Agreement;


         (b) First Amendment to Open End Mortgage and Security Agreement;


         (c) Amended and Restated Term Loan Agreement;


         (d) Tranche B Note, in substantially the form of Exhibit B to the Amended and Restated Term Loan Agreement, for the amount advanced by the Tranche B Lender, not to exceed the Tranche B Loan Commitment; and

         (e) a Tranche A Note, in substantially the form of Exhibit A to the Amended and Restated Term Loan Agreement, in substitution of the Construction Note, all in accordance with the Amended and Restated Term Loan Agreement;


         (f) all other documents, certificates and agreements in connection with the transactions contemplated by the Refinancing; and to do all such things and take all such actions as may be necessary or convenient to consummate the transactions contemplated by the Refinancing, and to perform the terms and conditions of the aforementioned documents and agreements.

         Lessee hereby consents to the execution, delivery and performance of each of the aforementioned documents and agreements by the Certificate Trustee.

                           [THE REMAINDER OF THIS PAGE
                       HAS BEEN LEFT INTENTIONALLY BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused this AMENDMENT NO. 1 TO THE PARTICIPATION AGREEMENT to be executed by their respective officers thereunto duly authorized as of the day and year first above written.


                                    FORE SYSTEMS, INC.


                                    By      /s/ THOMAS J. GILL
                                        -----------------------------------
                                        Name:   Thomas J. Gill
                                        Title:  Chief Operating Officer



                                    WILMINGTON TRUST COMPANY,
                                    not in its individual capacity, but
                                    solely as trustee of
                                    BRUSH CREEK BUSINESS TRUST,

                                    By      /s/ ANN E. ROBERTS
                                        -----------------------------------
                                        Name:   Ann E. Roberts
                                        Title:  Senior Financial
                                                Services Officer



                                    MELLON FINANCIAL SERVICES CORPORATION #4

                                    By     /s/ STEPHEN R. VIEHE
                                        -----------------------------------
                                        Name:  Stephen R. Viehe
                                        Title: Vice President



                                    MELLON BANK, N.A.

                                    By     /s/ BRIAN CIAVERELLA
                                        -----------------------------------
                                        Name:  Brian Ciaverella
                                        Title: Vice President